SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act of 1934


                                 March 3, 1997
                       ---------------------------------
                       (Date of earliest event reported)


                             BankAmerica Corporation
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               (Exact name of registrant as specified in charter)


Delaware                                1-7377                  94-1681731
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(State or other jurisdiction          (Commission            (I.R.S. Employer
of incorporation)                     File Number)        Identification Number)


Bank of America Center
555 California Street
San Francisco, California                                               94104
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(Address of principal executive offices)                             (Zip Code)


                                 (415) 622-3530
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              (Registrant's telephone number, including area code)

ITEM 5.  Other Events.
         -------------

         Attached hereto as Exhibit 99 is a copy of BankAmerica Corporation's press release dated March 3, 1997 titled "BankAmerica Announces Intention to Split Stock."



ITEM 7.  Financial Statements, Pro Forma
         -------------------------------
         Financial Information and Exhibits.
         -----------------------------------

  (a)    Financial Statements of Businesses Acquired
         Not applicable.

  (b)    Pro Forma Financial Information
         Not applicable.

  (c)    Exhibits

Exhibit
Number      Description
-------     -----------

  99 BankAmerica Corporation press release dated March 3, 1997 titled "BankAmerica Announces Intention to Split Stock."

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           BANKAMERICA CORPORATION
                                           -----------------------
                                                 (Registrant)

Date:  March 3, 1997



                                            By:  /s/ JOHN J. HIGGINS
                                                 -----------------------
                                                 John J. Higgins
                                                 Executive Vice President
                                                 and Chief Accounting Officer